                                                                  Exhibit 10.33
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                         COMMON STOCK PURCHASE AGREEMENT

                                     between

                            LYNX THERAPEUTICS, INC.,
                             a Delaware corporation


                                       and



                             TAKARA SHUZO CO., LTD.,
                             a Japanese corporation










                                 ---------------

                         Dated as of September 25, 2002

                                 ---------------




================================================================================

SECTION 1.     SALE AND ISSUANCE OF SHARES....................................1

        1.1    Sale and Issuance of Shares....................................1

        1.2    Payment of Purchase Price......................................1

        1.3    Transfer Taxes.................................................1

SECTION 2.     CLOSING; DELIVERY..............................................2

SECTION 3.     REPRESENTATIONS AND WARRANTIES OF COMPANY......................2

        3.1    Organization, Good Standing and Qualification..................2

        3.2    Authorization..................................................2

        3.3    Valid Issuance of Securities...................................2

        3.4    Legal Proceedings and Orders...................................2

SECTION 4.     REPRESENTATIONS AND WARRANTIES OF PURCHASER....................3

        4.1    Authorization..................................................3

        4.2    Purchase Entirely for Own Account..............................3

        4.3    Disclosure of Information......................................3

        4.4    Restricted Securities..........................................3

        4.5    No Public Market...............................................4

        4.6    Legends........................................................4

        4.7    Accredited Investor............................................4

SECTION 5.     CONDITIONS PRECEDENT TO OBLIGATION OF PURCHASER TO CLOSE.......4

        5.1    Accuracy of Representations and Warranties.....................4

        5.2    Performance....................................................4

        5.3    Shares Available...............................................4

SECTION 6.     CONDITIONS TO OBLIGATION OF COMPANY TO CLOSE...................4

        6.1    Accuracy of Representations and Warranties.....................5

        6.2    Performance....................................................5

        6.3    No Restraints..................................................5

SECTION 7.     MISCELLANEOUS PROVISIONS.......................................5

        7.1    Time of Essence................................................5

        7.2    Further Actions................................................5

        7.3    Publicity......................................................5

        7.4    Governing Law..................................................5

        7.5    Venue and Jurisdiction.........................................5

        7.6    Notices........................................................5

        7.7    Fees and Expenses..............................................6

        7.8    Attorneys' Fees................................................6

        7.9    Table of Contents and Headings.................................6

        7.10   Successors and Assigns.........................................6

        7.11   Severability...................................................6

        7.12   Entire Agreement...............................................6

        7.13   Waiver.........................................................6

        7.14   Amendments.....................................................6

        7.15   Corporate Securities Law.......................................7

        7.16   Confidentiality................................................7

        7.17   Interpretation of Agreement....................................7

                         COMMON STOCK PURCHASE AGREEMENT


        THIS COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is entered into as of September 25, 2002, by and between TAKARA SHUZO CO., LTD., a Japanese corporation having its principal office at SETA 3-4-1, Otsu, Shiga, 520-2193 JAPAN ("Purchaser"), and LYNX THERAPEUTICS, INC., a Delaware corporation, having its principal office at 25861 Industrial Blvd., Hayward, California, USA (the "Company").

                                    RECITALS

        WHEREAS, Company and Purchaser have entered into that certain Collaboration Agreement effective as of the 1st day of October, 2000 (the "Collaboration Agreement") for the right to use the Company's proprietary technologies to manufacture, distribute and sell microarrays worldwide and to provide Megasort(TM) and MPSS(TM) services to customers in Japan, China and Korea;

        WHEREAS, the Company has authorized the sale and issuance of up to two million forty thousand eight hundred sixteen (2,040,816) shares of its common stock to purchase in a private placement; and

        WHEREAS, in connection with the Collaboration Agreement, the Company desires to issue and sell such shares of its common stock to Purchaser, and Purchaser desires to purchase such shares of Company's common stock on the terms and conditions set forth in this Agreement.

        NOW, THEREFORE, in consideration of the foregoing recitals and the following mutual promises and covenants, the parties hereto agree as follows:

                                    AGREEMENT

SECTION 1. SALE AND ISSUANCE OF STOCK

        1.1 SALE AND ISSUANCE OF COMMON STOCK. Subject to the terms and conditions set forth in this Agreement and the Collaboration Agreement, on the Closing Date (as defined below), the Company agrees to sell and issue to Purchaser, and Purchaser agrees to purchase, the number of shares of the Company's common stock (the "Shares") determined by dividing the applicable One Million U.S. Dollars ($1,000,000) ("Purchase Price") by the current market price per share of the Company's common stock. The "current market price per share" shall be the average for ten (10) trading days immediately prior to September 25, 2002 of the average of the daily high and the daily low, as reported on the Nasdaq National Market or other nationally-recognized primary market on which the Company's common stock is traded.

        1.2 PAYMENT OF PURCHASE PRICE. The Purchase Price is payable by Purchaser to the Company on the Closing Date by wire transfer of immediately available funds to an account or accounts to be designated by the Company, or by bank certified or cashier's check made payable to the Company.

        1.3 TRANSFER TAXES. Any transfer taxes, stamp duties, filing fees, registration fees, recordation expenses, escrow fees or other similar taxes, fees, charges or expenses incurred by the Company, Purchaser or any other party in connection with the purchase or in connection with any of the other transactions contemplated by this Agreement shall be borne and paid exclusively by the party incurring such expenses.

SECTION 2. CLOSING; DELIVERY.

        The consummation of the transaction contemplated by this Agreement (the "Closing") shall be held on the date hereof ("Closing Date"). The Closing shall be held at the offices of Cooley Godward LLP, 3175 Hanover Street, Palo Alto, California 94306-2155 or at such other time or place as Purchaser and the Company may mutually agree. At the Closing, the Company shall cause to be issued to Purchaser a stock certificate, in the name of Purchaser, representing the Shares being purchased against receipt of the payment of the Purchase Price. The Company shall deliver such stock certificate to Purchaser at the Closing or promptly thereafter.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF COMPANY.

        The Company hereby represents, warrants and covenants to Purchaser as follows:

        3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as presently proposed to be conducted. The Company is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

        3.2 AUTHORIZATION. All corporate action on the part of Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of Company hereunder and the authorization, issuance and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

        3.3 VALID ISSUANCE OF COMMON STOCK. The Shares that are being purchased by Purchaser hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly authorized and issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable state and federal securities laws.

        3.4 LEGAL PROCEEDINGS AND ORDERS. There is no action, suit, proceeding or investigation ("Legal Proceeding") pending or threatened against the Company that questions the validity of this Agreement or the right of the Company to enter into this Agreement or to consummate the transactions contemplated hereby, nor is the Company aware of any basis for any of the forgoing. The Company is neither a party nor subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that would affect the ability of the Company to enter into this Agreement or to consummate the transactions contemplated hereby.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF PURCHASER

        Purchaser hereby represents, warrants and covenants to the Company as follows:

        4.1 AUTHORIZATION. Purchase has full power and authority to enter into this Agreement, and this Agreement, when executed and delivered, will constitute valid and legally binding obligations of Purchaser, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief or other equitable remedies.

        4.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with Purchaser in reliance upon Purchaser's representation to the Company, which by Purchaser's execution of this Agreement Purchaser hereby confirms, that the Shares to be purchased by Purchaser will be acquired for investment for Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof. Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, Purchaser further represents that Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares and Purchaser has not been formed for the specific purpose of acquiring the Shares.

        4.3 RECEIPT OF INFORMATION. Purchaser has had an opportunity to discuss the Company's business, management and financial affairs and the terms and conditions of the offering of the Shares with the Company's management and has had an opportunity to review the Company's facilities. Purchaser has also had an opportunity to ask questions of and receive answers from the Company regarding the terms and conditions of its investment. Purchaser understands that such discussions, as well as the written information issued by the Company, were intended to describe the aspects of the Company's business which it believes to be material.

        4.4 RESTRICTED SECURITIES. Purchaser understands that the Shares have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act, which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Purchaser's representations as expressed herein. Purchaser understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the



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

Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to the Company which are outside of Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

        4.5 LEGENDS. Purchaser understands that the Shares and any securities issued in respect of or exchange for the Shares, may bear one or all of the following legends:

               (a) "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

               (b) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

        4.6 ACCREDITED INVESTOR. Purchaser is either (a) an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Act or (b) not an accredited investor and neither such Investor nor any beneficiary of any trust or any investment client for whose account such Investor is purchasing is a citizen or resident of the United States or Canada, or any state, territory or possession thereof, including but not limited to any estate of any such person, or any corporation, partnership, trust or other entity created or existing under the laws thereof, or any entity controlled or owned by any of the foregoing (a "U.S. Person").

        4.7 INVESTMENT EXPERIENCE. Purchaser is experienced in evaluating and investing in private placement transactions of securities of companies in a similar stage of development and acknowledges that Purchaser is able to fend for himself, herself or itself, can bear the economic risk of such investment and has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of the investment in the Shares.

        4.8 FURTHER REPRESENTATION BY FOREIGN INVESTORS. If Purchaser is not a U.S. Person, Purchaser hereby represents that Purchaser is satisfied as to the full observance of the laws of Purchaser's jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including
(i) the legal requirements of Purchaser's jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase,
(iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, which may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. Purchaser's subscription and payment for, and Purchaser's continued beneficial ownership of, the Shares will not violate any applicable securities or other laws of Purchaser's jurisdiction.

SECTION 5. CONDITIONS PRECEDENT TO OBLIGATION OF PURCHASER TO CLOSE

        The obligation of Purchaser to purchase the Shares and otherwise consummate the transactions that are contemplated by this Agreement is subject to the satisfaction, as of the Closing Date, of the following conditions (any of which may be waived by Purchaser in whole or in part):

        5.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company set forth in Section 3 shall be accurate and true in all material respects on and as of the Closing Date.

        5.2 PERFORMANCE. All of the covenants and obligations that the Company is required to perform or to comply with pursuant to this Agreement, at or prior to the Closing, must have been duly performed and complied with in all material respects.

        5.3 SHARES AVAILABLE. The Company shall have available under its Amended and Restated Certificate of Incorporation sufficient authorized shares of capital stock to issue and sell the Shares to Purchaser.

SECTION 6. CONDITIONS TO OBLIGATION OF THE COMPANY TO CLOSE

        The obligation of the Company to cause the Shares to be sold to Purchaser and otherwise consummate the transactions that are contemplated by this Agreement is subject to the satisfaction, as of the Closing Date, of the following conditions (any of which may be waived by Company in whole or in part):

        6.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Purchaser set forth in Section 4 shall be accurate and true in all material respects on and as of the Closing Date.

        6.2 PERFORMANCE. All of the covenants and obligations that Purchaser is required to perform or to comply with pursuant to this Agreement, at or prior to the Closing, must have been duly performed and complied with in all material respects.

        6.3 NO RESTRAINTS. No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Purchase shall have been issued by any court of competent jurisdiction and remain in effect, and there shall not be any law, rule, regulation, order, judgment or decree enacted or deemed applicable to the Purchase that makes consummation of the Purchase illegal.

        6.4 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

SECTION 7. MISCELLANEOUS PROVISIONS

        7.1 TIME OF ESSENCE. Time is of the essence of this Agreement.

        7.2 FURTHER ACTIONS. The Company shall execute such agreements and other documents, and shall take such other actions, as Purchaser may reasonably request (prior to, at or after the Closing) for the purpose of ensuring that the transactions contemplated by this Agreement are carried out in full compliance with the provisions of all applicable laws and regulations.

        7.3 PUBLICITY. No press release, publicity, disclosure or notice to any Person concerning any of the transactions contemplated by this Agreement shall be issued, given, made or otherwise disseminated at any time (whether prior to, at or after the Closing) without the prior written approval of the other party.

        7.4 GOVERNING LAW. This Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and performed entirely in California.

        7.5 VENUE AND JURISDICTION. If any legal proceeding or other legal action relating to this Agreement is brought or otherwise initiated, the venue therefor shall be in California, which shall be deemed to be a convenient forum. Purchaser and the Company hereby expressly and irrevocably consent and submit to the jurisdiction of the courts in California.

        7.6 NOTICES. All notices and other communications under this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the addresses set forth on the signature page hereto or at such other address as the Company or Purchaser may designate by ten days advance written notice to the other parties thereto.

        7.7 FEES AND EXPENSES. All fees, costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such fees, costs and expenses.

        7.8 ATTORNEYS' FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

        7.9 TABLE OF CONTENTS AND HEADINGS. The table of contents of this Agreement and the Section headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

        7.10 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the respective successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

        7.11 SEVERABILITY. In the event that any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        7.12 ENTIRE AGREEMENT. This Agreement and the Collaboration Agreement referred to herein and therein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled. This Agreement and the Collaboration Agreement are intended to define the full extent of the legally enforceable undertakings of the Company and Purchaser, and no promise or representation, whether written or oral, which is not set forth explicitly in this Agreement or the Collaboration Agreement is intended by either party to be legally binding.

        7.13 WAIVER. No failure on the part of either party hereto to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of either party hereto in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver thereof; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

        7.14 AMENDMENTS. This Agreement may not be amended, modified, altered or supplemented except by means of a written instrument executed on behalf of both Purchaser and the Company.

        7.15 CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

        7.16 CONFIDENTIALITY. Each party hereto agrees that, except with the prior written permission of the other party, it shall at all times keep confidential and not in any way divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other party to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, the performance of its obligations hereunder or the ownership of the Shares purchased hereunder. The provisions of this Section 7.16 shall be in addition to, and not in



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

substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto with respect to the transactions contemplated hereby.

        7.17 INTERPRETATION OF AGREEMENT.

               (a) Each party hereto acknowledges that it has participated in the drafting of this Agreement, and any applicable rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in connection with the construction or interpretation of this Agreement.

               (b) Whenever required by the context hereof, the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

               (c) As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, and shall be deemed to be followed by the words "without limitation."

               (d) References herein to "Sections" and "Schedules" are intended to refer to Sections of and Schedules to this Agreement.

        IN WITNESS WHEREOF, each of the parties hereto has caused this Common Stock Purchase Agreement to be executed and delivered by its duly authorized officer on the date set forth above.




                                       ACCEPTED AND ACKNOWLEDGED BY PURCHASER:

                                       TAKARA SHUZO CO., LTD.

                                       By:    /s/ Ikunoshin Kato
                                          --------------------------------------
                                       Printed Name:  Ikunoshin Kato
                                                    ----------------------------
                                       Title:  President, Biomedical Group
                                             -----------------------------------

                                       Address:    SETA 3-4-1
                                               ---------------------------------
                                                   Otsu, Shiga, 520-2193
                                               ---------------------------------
                                                   JAPAN
                                               ---------------------------------



                                       ACCEPTED AND ACKNOWLEDGED BY THE COMPANY:

                                       LYNX THERAPEUTICS, INC.

                                       By:  /s/ Edward C. Albini
                                          --------------------------------------
                                       Printed Name:  Edward C. Albini
                                                    ----------------------------
                                       Title:  Chief Financial Officer
                                             -----------------------------------

                                       Address:  25861 Industrial Boulevard
                                               ---------------------------------
                                                 Hayward, CA  94545
                                               ---------------------------------